UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-834

Name of Registrant:	Vanguard Windsor Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - October 31, 2006

Item 1:	Reports to Shareholders

Vanguard® WindsorTM Fund

> Annual Report

October 31, 2006

>	The Windsor Fund’s Investor Shares gained 19.7% with the help of a late-summer stock market rally. The fund slightly lagged its benchmark but finished ahead of the average return among peer funds.

>	The fund achieved strong gains among airline companies, banking conglomerates, energy firms, and technology leaders.

>	The fund has produced an average annual return of nearly 10% over the past decade.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	27
About Your Fund’s Expenses	28
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard Windsor Fund
Investor Shares	19.7%
Admiral™ Shares[1]	19.9
Russell 1000 Value Index	21.5
Average Multi-Cap Value Fund[2]	17.8
Dow Jones Wilshire 5000 Index	16.6

Your Fund’s Performance at a Glance
October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$17.81	$19.27	$0.265	$1.559
Admiral Shares	60.12	65.04	0.970	5.260

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

A stock market rally late in the fiscal year helped drive Vanguard Windsor Fund’s Investor Shares to a 19.7% gain (19.9% for Admiral Shares). The performance put the fund ahead of the broad market and the average return for its peer group. The fund slightly lagged its benchmark, the Russell 1000 Value Index, which measures the return of value stocks and bears no investment or trading costs.

The fund’s best performers came from two formerly high-flying sectors: information technology and consumer discretionary, where valuations have dropped to more humble levels. The fund’s managers were successful in selecting many “fallen angels” that have rebounded strongly as the economy has remained on more solid footing than expected.

If you hold the Windsor Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 27.

Stocks produced fitful rallies and familiar patterns

U.S. stock prices advanced in fits and starts during the year ended October 31, 2006, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, as investors responded to increasingly pungent whiffs of inflation, anxiety moved to the fore, and

2

market indexes pulled back sharply. In late summer, optimism regained the upper hand. The broad market staged a powerful rally to post a 12-month return of 16.6%.

As has been the case for much of the past five years, smaller-capitalization stocks outperformed large-caps, and value-oriented stocks bested their growth-oriented counterparts. International stocks were especially strong performers; European and emerging-markets stocks led the way.

Rate hikes and inflation concerns drove the bond market

The fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds. The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind. The yields of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point. The broad taxable bond market returned 5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

Former growth stocks helped drive fund gains

Windsor Fund’s approach of investing in high-quality companies that trade at prices substantially below their estimated values was a winning strategy during the period. All of the fund’s industry segments but

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.0%	11.9%	7.9%
Russell 2000 Index (Small-caps)	20.0	14.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9
MSCI All Country World Index ex USA (International)	28.9	23.0	16.7

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

3

one (telecommunication services) enjoyed double-digit gains, reflecting the breadth of the late-summer stock market rally. The fund achieved strong gains among airline companies, banking conglomerates, energy firms, and technology giants. Citigroup and Bank of America, two of the fund’s weaker holdings a year ago, were both on the top-ten list of individual contributors.

Also among the top ten were some of the market’s largest IT companies, not traditionally the fare of a value portfolio. The largest single contributor to the fund’s returns was Cisco Systems, which has seen strong demand for its networking services. Not far behind was another tech company—Microsoft—whose once-lofty valuation has been pulled down by a maturing business and market skepticism.

The fund was well-positioned within the consumer discretionary sector, which has been a difficult place to make headway as consumers struggle with heavy debt burdens and energy costs. The fund had a large position in cable company Comcast, which has successfully marketed a broad menu of entertainment and communication services. The fund also dodged poorly performing consumer-related companies whose fortunes are tied to homebuilding.

There were a few missteps. Boston Scientific struggled amid regulatory concerns over some of its medical products that address heart disease. Like Boston Scientific, Sprint Nextel is undergoing a protracted merger that dampened returns.

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Value Fund
Windsor Fund	0.36%	0.25%	1.38%

1 Fund expense ratios reflect the 12 months ended October 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

The fund slightly lagged its benchmark because of relatively weaker stock selection in telecommunication services, health care, and financial services. More than a third of the index is made up of financials stocks; the fund’s weighting is closer to one-fifth. During the fiscal year, the fund’s selections in this area failed to keep pace with those in the index.

For more information on the fund’s positioning during the fiscal year, see the Advisors’ Report on page 7.

Fund’s performance withstands rotation in market cycles

The past ten years have shown that investment strategies focused primarily on one segment of the market can be a Jekyll-and-Hyde affair. In the late 1990s, investors bet heavily that only growth stocks would advance in the so-called New Economy. When the bear market began in 2000, value stocks roared back. Large-cap value stocks outperformed large-cap growth stocks in 2000 and have done so every calendar year since.

Averaged over ten years, these two cycles translate to an annual return of nearly 10% for the Windsor Fund’s investors. That performance puts the fund slightly ahead of the average among multi-cap value funds that have remained in existence for ten years. It also puts the fund a full percentage point ahead of the broad market and behind its value index by about the same amount.

A hypothetical investment of $10,000 made at the beginning of the ten years ended October 31 would have grown to $25,741 in Windsor’s Investor Shares, or

Total Returns
Ten Years Ended October 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Windsor Fund Investor Shares	9.9%	$25,741
Russell 1000 Value Index	11.1	28,744
Average Multi-Cap Value Fund	9.4	24,587
Dow Jones Wilshire 5000 Index	8.9	23,395

5

$1,154 more than the average result that would have been obtained from a similar investment in competing funds.

A long-term perspective and diversification are important

The market’s split personality over the past decade highlights the importance of sticking with an investment for the long term. This is especially true for Vanguard Windsor Fund, which stays true to its contrarian ideas—sometimes investing heavily in stocks that have fallen out of favor with investors. This approach requires that investors have the patience to remain in the fund long enough for the managers’ convictions to play out.

The risk inherent in such an approach is ameliorated by employing two managers. The different, yet complementary, investment strategies of Wellington Management Company, LLP, and AllianceBernstein L.P. (Wellington Management has advised the fund since its inception and AllianceBernstein has done so since 1999) have provided competitive performance over much of the past decade at a very modest cost. (For more about fund costs, please see page 28.) Central to the advisors’ approach is the search for attractive valuations and for companies with the potential for long-term growth.

Sticking with a carefully considered, balanced portfolio of stock, bond, and money market mutual funds suited to your unique circumstances is key to your long-term investing success. By providing you with exposure to talented advisors plying their skills among mid- and large-cap value stocks, the Windsor Fund can play an important role in such a diversified portfolio.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 10, 2006

6

Advisors’ Report

During the 12 months ended October 31, 2006, Investor Shares of Vanguard Windsor Fund returned 19.7%, and the lower-cost Admiral Shares returned 19.9%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the 2006 fiscal year and of how their portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager:

David R. Fassnacht, CFA, Senior Vice President and Partner

After a strong first half of fiscal 2006, the combination of Iranian nuclear ambitions, accelerating inflation, a deteriorating housing market, and fears of a recession caused a summertime “flight to safety” in the market. During such periods, our performance typically suffers; however, we seek to opportunistically capitalize on this volatility. From mid-August onward, our performance rebounded strongly as recession fears abated.

Among the largest contributors to performance over the past year was our package of four major airlines, which benefited from an improved industry

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	68	15,704	An opportunistic, contrarian investment approach that
Company, LLP			seeks to identify significantly undervalued securities
			utilizing bottom-up fundamental analysis. As part of
			its long-term strategy, the advisor seeks to take
			advantage of short- and intermediate-term market-
			price dislocations that result from the market’s
			shorter-term focus.
AllianceBernstein L.P.	29	6,771	A value focus that couples rigorous fundamental
			company research with quantitative risk controls
			to capture value opportunities.
Cash Investments[1]	3	652	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

7

structure. Cable industry leader Comcast, one of our largest holdings, was the biggest contributor to performance in our portion of the portfolio this year, as the market finally came around to our view that Comcast’s ability to offer many new services over the same infrastructure was a winning strategy. Our investments within information technology also bore fruit, driven by a strong contribution from our largest holding, Cisco Systems, along with assists from LAM Research, Symantec, and Sun Microsystems. Among the largest detractors from performance were Boston Scientific and Sprint Nextel. In both cases we bought the stocks too early and suffered the consequences as both companies fumbled the execution of mergers.

For 2007 we anticipate decelerating economic growth, though we do not look for a recession. Currently, global capital markets are awash in liquidity, and until there is a shock to the system, we expect continued upward pressure on equity valuations. In addition to a number of material geopolitical and economic risks, the extreme underpricing of credit risk has the potential to destabilize capital markets at some point in the future. In preparation for such a time, we have increased our focus on companies with strong free cash flow, good liquidity, and no near-term need to access capital markets.

AllianceBernstein L.P.

Portfolio Managers:

Marilyn G. Fedak, CFA, Chief Investment Officer and Chair of the U.S. Equity Investment Policy Group

John D. Phillips, Jr., CFA, Senior Portfolio Manager

The U.S. equity market remains unusually calm, reflecting the relative stability of global economic and corporate profit growth over the past several years—and the belief that these conditions will continue. This complacency has led investors to downplay the risks inherent in owning companies with peak cyclical earnings and has made them less willing to pay the normal premium for companies with more stable earnings and higher long-term growth potential. As a result, valuation spreads between the least expensive and the most expensive stocks have become extremely compressed, limiting value opportunities.

A central tenet of our investment process is to align our risk-taking with the overall value opportunity we see in the market. Hence, in the current environment, our portfolio risk remains low and we expect our portfolio’s performance to be driven primarily by the value opportunities our research has uncovered in individual stocks across diverse industries.

8

We’ve identified an overarching value theme in mega-capitalization stocks; consequently, we own more of them than usual. Despite solid fundamentals, these stocks have lagged in recent years as investors have found much stronger earnings growth among smaller-cap, more cyclical companies. Thus, the best values as we define them, based on the relationship between share prices and our estimates of free cash flows available for return to investors, have shifted from the smaller- to the larger-cap stocks. The mega-cap bargains we own include blue-chip companies such as Boeing, General Electric, Microsoft, and PepsiCo.

Within the financial sector, we have largely shifted from smaller-cap consumer-oriented banks to the three largest U.S. banks—Citigroup, Bank of America, and JPMorgan Chase. All three offer large, diversified earnings streams at attractive valuations, and are trading at a significant discount to the financials-group average and the market.

9

Fund Profile

As of October 31, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	138	610	4,956
Median Market Cap	$59.1B	$48.7B	$28.7B
Price/Earnings Ratio	18.2x	14.6x	17.7x
Price/Book Ratio	2.3x	2.2x	2.6x
Yield		2.4%	1.6%
Investor Shares	1.4%
Admiral Shares	1.5%
Return on Equity	13.7%	17.3%	15.4%
Earnings Growth Rate	16.7%	16.2%	15.5%
Foreign Holdings	10.3%	0.0%	1.1%
Turnover Rate	38%	—	—
Expense Ratio		—	—
Investor Shares	0.36%
Admiral Shares	0.25%
Short-Term Reserves	3%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13%	9%	12%
Consumer Staples	5	8	9
Energy	5	13	9
Financials	22	36	22
Health Care	12	7	12
Industrials	12	7	11
Information Technology	17	4	16
Materials	5	4	3
Telecommunication Services	5	6	3
Utilities	1	6	3
Short-Term Reserves	3%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.84	0.93
Beta	1.05	1.01

Ten Largest Holdings[4] (% of total net assets)

Cisco Systems, Inc.	communications equipment	4.5%
Comcast Corp.	broadcasting and cable TV	4.1
Bank of America Corp.	diversified financial services	3.9
Sanofi-Aventis	pharmaceuticals	3.4
Citigroup, Inc.	diversified financial services	3.4
Microsoft Corp.	systems software	3.3
Wyeth	pharmaceuticals	3.1
Tyco International Ltd.	industrial conglomerates	2.8
Sprint Nextel Corp.	wireless telecommunication services	2.8
Alcoa Inc.	aluminum	2.2
Top Ten		33.5%

Investment Focus

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 30.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Windsor Fund Investor Shares	19.72%	10.06%	9.92%	$25,741
Dow Jones Wilshire 5000 Index	16.61	8.89	8.87	23,395
Russell 1000 Value Index	21.46	11.64	11.14	28,744
Average Multi-Cap Value Fund[1]	17.77	9.94	9.41	24,587

			Final Value
		Since	of a $100,000
	One Year	Inception[2]	Investment
Windsor Fund Admiral Shares	19.85%	9.41%	$156,290
Dow Jones Wilshire 5000 Index	16.61	7.87	145,682
Russell 1000 Value Index	21.46	10.83	166,692

1 Derived from data provided by Lipper Inc.

2 November 12, 2001.

11

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	10/23/1958	11.56%	9.43%	9.89%
Admiral Shares	11/12/2001	11.69	8.57[1]	—

1 Return since inception.

Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

12

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.0%)[1]
Consumer Discretionary (12.3%)
*	Comcast Corp. Special Class A	16,684,600	675,393
* [2]	R.H. Donnelley Corp.	5,776,600	347,867
*	Comcast Corp. Class A	6,761,183	274,977
	Time Warner, Inc.	12,837,500	256,878
*	Viacom Inc. Class B	5,724,500	222,798
[2]	Lear Corp.	6,170,100	186,399
	McDonald’s Corp.	2,765,000	115,909
	CBS Corp.	3,801,000	110,001
	Clear Channel Communications, Inc.	2,601,600	90,666
	Compagnie Generale des Etablissements Michelin SA	1,100,209	89,681
*	Toyota Motor Corp. ADR	585,000	69,030
*	Liberty Global, Inc. Series C	2,227,005	56,633
^	DaimlerChrysler AG	930,000	52,945
	Target Corp.	885,000	52,374
*	Office Depot, Inc.	1,233,722	51,804
*	Interpublic Group of Cos., Inc.	3,970,000	43,313
	Limited Brands, Inc.	1,270,000	37,427
	Cablevision Systems NY Group Class A	1,218,800	33,870
	BorgWarner, Inc.	468,800	26,956
*	Liberty Global, Inc. Class A	1,020,500	26,778
	Black & Decker Corp.	223,988	18,788
			2,840,487
Consumer Staples (5.2%)
	Unilever NV	8,612,773	212,399
	Bunge Ltd.	2,926,200	187,599
	Altria Group, Inc.	2,049,800	166,710
	The Procter & Gamble Co.	1,704,000	108,017
	Safeway, Inc.	2,891,600	84,897
	The Coca-Cola Co.	1,805,000	84,330
	The Clorox Co.	1,280,000	82,637
	The Kroger Co.	3,291,350	74,022

PepsiCo, Inc.	1,090,000	69,150
Kellogg Co.	1,060,000	53,329
Unilever NV ADR	1,700,000	41,140
Sara Lee Corp.	2,000,000	34,200
		1,198,430
Energy (5.2%)
ExxonMobil Corp.	5,269,008	376,312
Chevron Corp.	2,683,478	180,330
GlobalSantaFe Corp.	2,684,200	139,310
Total SA ADR	1,590,800	108,397
EnCana Corp.	2,030,638	96,435
Petro Canada	1,724,400	73,442
Petroleo Brasileiro Series A ADR	865,200	70,047
ConocoPhillips Co.	1,158,798	69,806
Petroleo Brasileiro ADR	585,700	51,987
ENSCO International, Inc.	533,700	26,135
		1,192,201
Financials (21.3%)
Capital Markets (2.5%)
UBS AG (New York Shares)	3,425,600	204,988
Merrill Lynch & Co., Inc.	1,800,000	157,356
* E*TRADE Financial Corp.	6,096,100	141,917
The Goldman Sachs Group, Inc.	335,000	63,580

Commercial Banks (1.3%)
Wachovia Corp.	2,087,162	115,837
National City Corp.	2,362,600	88,007
SunTrust Banks, Inc.	830,000	65,562
Wells Fargo & Co.	1,020,000	37,016

Consumer Finance (0.9%)
Capital One Financial Corp.	2,749,300	218,102

Diversified Financial Services (9.0%)
Bank of America Corp.	16,635,498	896,154
Citigroup, Inc.	15,517,846	778,375
JPMorgan Chase & Co.	4,903,100	232,603
CIT Group Inc.	3,371,600	175,492

13

			Market
			Value•
		Shares	($000)
	Insurance (6.5%)
	American International Group, Inc.	5,917,200	397,458
	ACE Ltd.	4,827,100	276,351
	The Allstate Corp.	2,925,400	179,502
	MetLife, Inc.	1,773,100	101,297
	PartnerRe Ltd.	1,445,700	101,083
	The St. Paul Travelers, Cos. Inc.	1,416,917	72,447
	XL Capital Ltd. Class A	980,000	69,139
	The Chubb Corp.	1,282,893	68,186
	Genworth Financial Inc.	1,910,000	63,870
	The Hartford Financial Services Group Inc.	566,200	49,356
	Everest Re Group, Ltd.	455,800	45,206
	IPC Holdings Ltd.	1,443,400	43,360
	RenaissanceRe Holdings Ltd.	657,250	35,754

	Thrifts & Mortgage Finance (1.1%)
	Fannie Mae	2,319,000	137,424
	Freddie Mac	1,650,000	113,833
*	Dime Bancorp Inc.–Litigation Tracking Warrants	7,457,300	820
			4,930,075
Health Care (11.4%)
	Wyeth	14,257,800	727,576
	Sanofi-Aventis ADR	10,887,700	464,796
	Sanofi-Aventis	3,704,373	315,445
	Astellas Pharma Inc.	6,224,900	279,883
*	Boston Scientific Corp.	15,781,559	251,085
	Pfizer Inc.	7,380,000	196,677
	Bristol-Myers Squibb Co.	7,019,300	173,728
	Aetna Inc.	2,235,200	92,135
	Merck & Co., Inc.	1,447,300	65,736
	AmerisourceBergen Corp.	862,573	40,713
	Eli Lilly & Co.	582,000	32,598
			2,640,372
Industrials (11.3%)
	Tyco International Ltd.	22,395,500	659,100
[2]	Goodrich Corp.	8,183,700	360,819
* [2]	UAL Corp.	8,561,100	307,686
	General Electric Co.	7,330,000	257,356
	Deere & Co.	2,283,100	194,360
*	US Airways Group Inc.	5,908,675	294,607
	American Standard Cos., Inc.	2,800,900	124,052
	The Boeing Co.	1,145,000	91,440
*	AMR Corp.	2,118,000	60,024
	Northrop Grumman Corp.	850,000	56,431
	Textron, Inc.	504,450	45,870
	Norfolk Southern Corp.	756,652	39,777
	Eaton Corp.	537,800	38,953
	CSX Corp.	929,800	33,166

	SPX Corp.	564,012	32,442
	Cooper Industries, Inc. Class A	191,000	17,085
			2,613,168
Information Technology (17.0%)
*	Cisco Systems, Inc.	43,452,600	1,048,511
	Microsoft Corp.	26,530,100	761,679
* [2]	Arrow Electronics, Inc.	12,460,617	371,949
*	Sun Microsystems, Inc.	59,523,800	323,214
*	Flextronics International Ltd.	22,161,200	257,070
	Applied Materials, Inc.	14,224,900	247,371
	LM Ericsson Telephone Co. ADR Class B	6,014,900	227,483
*	Symantec Corp.	8,018,800	159,093
*	Avnet, Inc.	4,841,600	114,649
*	NCR Corp.	2,200,600	91,369
	International Business Machines Corp.	980,000	90,483
	Electronic Data Systems Corp.	2,990,000	75,737
*	Unisys Corp.	5,676,300	37,123
*	Solectron Corp.	10,387,300	34,694
*	Sanmina-SCI Corp.	8,423,608	33,273
	Hewlett-Packard Co.	858,100	33,243
	Nokia Corp. ADR	1,550,000	30,814
*	Tellabs, Inc.	5,893	62
			3,937,817
Materials (5.0%)
	Alcoa Inc.	17,727,868	512,513
	E.I. du Pont de Nemours & Co.	7,547,900	345,694
*	Smurfit-Stone Container Corp.	10,981,363	117,061
	Chemtura Corp.	7,924,900	67,996
*	Owens-Illinois, Inc.	2,797,200	46,434
	Temple-Inland Inc.	936,200	36,924
	Mittal Steel Co. NV NYS	800,505	34,222
*	Arkema ADR	15,920	774
			1,161,618
Telecommunication Services (5.3%)
	Sprint Nextel Corp.	34,400,182	642,939
	Verizon Communications Inc.	7,456,642	275,896
	AT&T Inc.	4,751,670	162,745
	Embarq Corp.	1,451,441	70,177
*	American Tower Corp. Class A	938,250	33,796
*	Crown Castle International Corp.	850,100	28,606
	BellSouth Corp.	330,300	14,896
			1,229,055

14

		Market
		Value•
	Shares	($000)
Utilities (1.0%)
Entergy Corp.	1,009,600	86,654
Constellation Energy Group, Inc.	831,425	51,881
American Electric Power Co., Inc.	1,055,300	43,721
* Allegheny Energy, Inc.	800,000	34,424
		216,680
Other (0.1%)
[3] Miscellaneous		26,913

Exchange-Traded Funds (0.9%)
[4] Vanguard Value ETF	1,689,100	110,873
[4] Vanguard Total Stock Market ETF	696,000	94,656
		205,529
Total Common Stocks
(Cost $17,590,522)		22,192,345
Temporary Cash Investments (5.5%)[1]
Money Market Fund (2.5%)
[5] Vanguard Market Liquidity Fund, 5.289%	528,457,456	528,457
[5] Vanguard Market Liquidity Fund, 5.289%—Note G	43,793,100	43,793

	Face
	Amount
	($000)
Repurchase Agreement (2.9%)
SBC Warburg Dillon Read
5.310%, 11/1/06 (Dated 10/31/06,Repurchase Value
$669,998,000, collateralized by Federal Home Loan
Mortgage Corp.4.000%–8.000%,7/1/08–7/1/33, and
Federal National Mortgage Assn.,5.000%–7.500%,
1/1/18–10/1/36)	669,900	669,900

	Face	Market
	Amount	Value•
	($000)	($000)
U.S Agency Obligation (0.1%)
[6] Federal Home Loan Mortgage Corp.
7 5.150%, 12/26/06	30,000	29,767
Total Temporary Cash Investments
(Cost $1,271,917)		1,271,917
Total Investments (101.5%)
(Cost $18,862,439)		23,464,262
Other Assets and Liabilities—Net (–1.5%)		(337,465)
Net Assets (100%)		23,126,797

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		23,464,262
Receivables for Investment Securities Sold		72,489
Receivables for Capital Shares Issued		13,322
Other Assets—Note C		21,086
Total Assets		23,571,159
Liabilities
Payables for Investment Securities Purchased		345,270
Security Lending Collateral Payable to Brokers—Note G		43,793
Payables for Capital Shares Redeemed		12,833
Other Liabilities		42,466
Total Liabilities		444,362
Net Assets		23,126,797

15

At October 31, 2006, net assets consisted of:[8]
Amount
($000)
Paid-in Capital	16,627,276
Undistributed Net Investment Income	69,817
Accumulated Net Realized Gains	1,807,661
Unrealized Appreciation (Depreciation)
Investment Securities	4,601,823
Futures Contracts	20,247
Foreign Currencies	(27)
Net Assets	23,126,797

Investor Shares—Net Assets
Applicable to 733,790,134 outstanding $.001par value shares of beneficial
interest (unlimited authorization)	14,140,102
Net Asset Value Per Share—
Investor Shares	$19.27

Admiral Shares—Net Assets
Applicable to 138,173,640 outstanding $.001par value shares of beneficial
interest (unlimited authorization)	8,986,695
Net Asset Value Per Share—
Admiral Shares	$65.04

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.9% and 3.6%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3 Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

7 Securities with a value of $29,767,000 have been segregated as initial margin for open futures contracts.

8 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

16

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Dividends[1,2]	364,002
Interest[2]	39,523
Security Lending	1,343
Total Income	404,868
Expenses
Investment Advisory Fees—Note B
Basic Fee	26,763
Performance Adjustment	5,243
The Vanguard Group—Note C
Management and Administrative—Investor Shares	25,201
Management and Administrative—Admiral Shares	7,436
Marketing and Distribution—Investor Shares	2,623
Marketing and Distribution—Admiral Shares	1,319
Custodian Fees	185
Auditing Fees	23
Shareholders’ Reports—Investor Shares	388
Shareholders’ Reports—Admiral Shares	39
Trustees’ Fees and Expenses	23
Total Expenses	69,243
Expenses Paid Indirectly—Note D	(1,728)
Net Expenses	67,515
Net Investment Income	337,353
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,961,278
Futures Contracts	19,365
Foreign Currencies	(346)
Realized Net Gain (Loss)	1,980,297
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,582,367
Futures Contracts	21,840
Foreign Currencies	(21)
Change in Unrealized Appreciation (Depreciation)	1,604,186
Net Increase (Decrease) in Net Assets Resulting from Operations	3,921,836

1 Dividends are net of foreign withholding taxes of $5,328,000.

2 Dividend income, interest income and realized net gain (loss) from affiliated companies of the fund were $14,245,000, $24,879,000, and ($54,085,000), respectively.

17

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	337,353	311,976
Realized Net Gain (Loss)	1,980,297	1,879,945
Change in Unrealized Appreciation (Depreciation)	1,604,186	(541,252)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,921,836	1,650,669
Distributions
Net Investment Income
Investor Shares	(192,991)	(248,991)
Admiral Shares	(128,970)	(77,990)
Realized Capital Gain[1]
Investor Shares	(1,113,365)	(78,917)
Admiral Shares	(659,656)	(22,180)
Total Distributions	(2,094,982)	(428,078)
Capital Share Transactions—Note H
Investor Shares	147,757	(3,291,361)
Admiral Shares	730,142	3,166,211
Net Increase (Decrease) from Capital Share Transactions	877,899	(125,150)
Total Increase (Decrease)	2,704,753	1,097,441
Net Assets
Beginning of Period	20,422,044	19,324,603
End of Period[2]	23,126,797	20,422,044

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $226,319,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $69,817,000 and $54,771,000.

18

Financial Highlights

Windsor Fund Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.81	$16.75	$15.23	$11.81	$14.27
Investment Operations
Net Investment Income	.277	.265[1]	.214	.17	.164
Net Realized and Unrealized Gain (Loss)
on Investments	3.007	1.163	1.501	3.42	(2.143)
Total from Investment Operations	3.284	1.428	1.715	3.59	(1.979)
Distributions
Dividends from Net Investment Income	(.265)	(.280)	(.195)	(.17)	(.169)
Distributions from Realized Capital Gains	(1.559)	(.088)	—	—	(.312)
Total Distributions	(1.824)	(.368)	(.195)	(.17)	(.481)
Net Asset Value, End of Period	$19.27	$17.81	$16.75	$15.23	$11.81

Total Return	19.72%	8.54%	11.30%	30.66%	–14.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,140	$12,871	$15,130	$13,733	$11,012
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.37%	0.39%	0.48%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.47%[1]	1.32%	1.27%	1.16%
Portfolio Turnover Rate	38%	32%	28%	23%	30%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.04%, 0.04%, 0.08%, and 0.08%.

19

Windsor Fund Admiral Shares
					Nov. 12,
					2001[1] to
For a Share Outstanding	Year Ended October 31,				Oct. 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$60.12	$56.56	$51.41	$39.88	$50.00
Investment Operations
Net Investment Income	1.00	.968[2]	.787	.605	.556
Net Realized and Unrealized Gain (Loss)
on Investments	10.15	3.896	5.082	11.537	(9.030)
Total from Investment Operations	11.15	4.864	5.869	12.142	(8.474)
Distributions
Dividends from Net Investment Income	(.97)	(1.007)	(.719)	(.612)	(.592)
Distributions from Realized Capital Gains	(5.26)	(.297)	—	—	(1.054)
Total Distributions	(6.23)	(1.304)	(.719)	(.612)	(1.646)
Net Asset Value, End of Period	$65.04	$60.12	$56.56	$51.41	$39.88

Total Return	19.85%	8.62%	11.46%	30.72%	–17.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,987	$7,551	$4,195	$3,321	$2,214
Ratio of Total Expenses to Average Net Assets[3]	0.25%	0.27%	0.28%	0.37%	0.40%*
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.57%[2]	1.43%	1.36%	1.22%*
Portfolio Turnover Rate	38%	32%	28%	23%	30%

1 Inception.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.110 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.04%, 0.04%, 0.08%, and 0.08%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Windsor Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

21

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and AllianceBernstein L.P. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Wellington Management Company, LLP, the S&P 500 Index; and for AllianceBernstein L.P., the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $5,243,000 (0.02%) based on performance.

22

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2006, the fund had contributed capital of $2,302,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $1,728,000 (an annual rate of 0.01% of the fund’s average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2006, the fund realized net foreign currency losses of $346,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $175,863,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2006, the fund had $104,778,000 of ordinary income and $1,829,072,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $18,864,325,000. Net unrealized appreciation of investment securities for tax purposes was $4,599,937,000, consisting of unrealized gains of $4,909,517,000 on securities that had risen in value since their purchase and $309,580,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	1,118	386,604	17,426
S&P MidCap 400 Index	135	53,237	2,805
E-mini S&P 500 Index	65	4,495	16

23

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2006, the fund purchased $8,074,261,000 of investment securities and sold $9,088,429,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2006, was $43,739,000, for which the fund received cash collateral of $43,793,000.

H. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,159,762	64,777	1,302,363	72,924
Issued in Lieu of Cash Distributions	1,264,434	73,315	310,695	17,514
Redeemed	(2,276,439)	(126,975)	(4,904,419)	(270,761)
Net Increase (Decrease)—Investor Shares	147,757	11,117	(3,291,361)	(180,323)
Admiral Shares
Issued	1,018,466	16,817	3,586,842	58,389
Issued in Lieu of Cash Distributions	716,143	12,308	91,937	1,535
Redeemed	(1,004,467)	(16,557)	(512,568)	(8,491)
Net Increase (Decrease)—Admiral Shares	730,142	12,568	3,166,211	51,433

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2005		Proceeds from		Oct. 31, 2006
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics, Inc.	293,571	86,556	21,216	—	371,949
Continental Airlines, Inc. Class B	100,123	—	223,507	—	—
Goodrich Corp.	n/a1	201,352	47,443	6,363,940	360,819
Lear Corp.	152,784	54,835	24,126	3,119,375	186,399
RenaissanceRe Holdings Ltd.	168,858	—	144,883	545,518	n/a2
R.H. Donnelley Corp.	n/a1	287,830	—	42,116	347,867
UAL Corp.	n/a1	270,730	—	—	307,686
YRC Worldwide, Inc.[3]	134,621	14,686	127,720	—	—
	849,957			10,070,949	1,574,720

1 At October 31, 2005, the issuer was not an affiliated company of the fund.

2 At October 31, 2006, the security is still held but the issuer is no longer an affiliated company of the fund.

3 Yellow Roadway Corp. underwent a name change to YRC Worldwide, Inc., in January 2006.

24

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders and Trustees of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodians and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 11, 2006

Special 2006 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,722,565,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $338,007,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 87.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares
Periods Ended October 31, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.72%	10.06%	9.92%
Returns After Taxes on Distributions	17.75	9.32	7.76
Returns After Taxes on Distributions and Sale of Fund Shares	14.53	8.47	7.50

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2006	10/31/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,048.30	$1.65
Admiral Shares	1,000.00	1,048.61	1.19
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.63
Admiral Shares	1,000.00	1,024.05	1.17

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

29

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
144 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
144 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
144 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122006

Vanguard® WindsorTM II Fund

> Annual Report

October 31, 2006

>

During the fiscal year ended October 31, 2006, the Investor Shares of Vanguard Windsor II Fund returned a quite respectable 16.8% and the Admiral Shares returned 17.0%. The fund trailed the return of its benchmark index and the average return for peer funds.

>	The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 16.6% in the 12-month period. Once again, value stocks outpaced growth issues.

>	Windsor II underperformed the Russell 1000 Value Index in several sectors, but a number of the fund’s top-ten holdings posted strong gains to boost absolute performance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	11
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	29
About Your Fund’s Expenses	30
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard Windsor II Fund
Investor Shares	16.8%
AdmiralTM Shares[1]	17.0
Russell 1000 Value Index	21.5
Average Large-Cap Value Fund[2]	17.7
Dow Jones Wilshire 5000 Index	16.6

Your Fund’s Performance at a Glance
October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$31.61	$35.14	$0.720	$0.878
Admiral Shares	56.13	62.41	1.346	1.558

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2006, the Investor Shares of Vanguard Windsor II Fund returned 16.8%, and the lower-cost Admiral Shares returned 17.0%. Though the fund’s performance was a bit above the return of the broad U.S. stock market, Windsor II underperformed its benchmark index and the average return of its peers.

In its three largest sectors—financials, consumer staples, and health care—the fund underperformed the index. However, many of Windsor II’s top-ten holdings posted strong results for the fiscal year, which helped to bolster the fund’s absolute return.

Stocks produced fitful rallies and familiar patterns

U.S. stock prices advanced in fits and starts during the past 12 months, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, as investors responded to increasingly pungent whiffs of inflation, anxiety moved to the fore, and market indexes pulled back sharply. In late summer, optimism regained the upper hand. The broad market staged a powerful rally to post a 12-month return of 16.6%.

As has been the case for much of the past five years, smaller-capitalization stocks outperformed large-caps, and value-oriented stocks bested their growth-oriented counterparts. International stocks were especially strong performers; European and emerging-markets stocks led the way.

Rate hikes and inflation concerns drove the bond market

The fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds. The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind. The yields of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point. The broad taxable bond market returned 5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

Your fund’s major holdings produced healthy gains

Vanguard Windsor II Fund posted a hearty 16.8% return for Investor Shares in the 2006 fiscal year. The fund’s success was partly a result of the advisors’ ongoing mandate to invest in value-oriented stocks, a requirement that was especially beneficial since value issues outpaced growth-oriented equities during the period.

During the year, Windsor II kept pace with the broad U.S. stock market but underperformed both the benchmark index and the average peer fund. Windsor II held

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.0%	11.9%	7.9%
Russell 2000 Index (Small-caps)	20.0	14.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9
MSCI All Country World Index ex USA (International)	28.9	23.0	16.7

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

large positions in the financials, consumer staples, and health care sectors. In each of these groups, the advisors’ stock selections underperformed the stocks in the index. The financials sector remains the single largest industry exposure in the fund, but the advisors significantly underweighted the sector compared with the index, whose weighting was 36% as of October 31. Both the fund’s relatively light exposure to the energy sector and subpar stock selection among energy stocks also muted performance.

Among the fund’s bright spots were several stocks not included in the index, notably Nokia and Imperial Tobacco. In addition, several top-ten holdings had excellent years: Wells Fargo, Bank of America, Verizon, and Pfizer all produced double-digit gains.

In early January, Windsor II’s board of trustees added Armstrong Shaw Associates Inc. to the fund’s investment advisory team, bringing the number of advisors to six. On April 20, the fund raised its minimum initial investment to $10,000 and implemented a $25,000 annual investment limit for existing shareholders. The annual limit was lifted on November 9, just after the close of the fund’s fiscal year.

Over time, your fund has continued to outpace the broad market

A hypothetical investment of $10,000 made in the Investor Shares of Windsor II Fund ten years ago would have grown to $26,918 by October 31, 2006—an average annual return of 10.4%. This result is more than a full percentage point better than the average yearly return of the fund’s

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Value Fund
Windsor II Fund	0.34%	0.23%	1.39%

Total Returns
Ten Years Ended October 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Windsor II Fund Investor Shares	10.4%	$26,918
Russell 1000 Value Index	11.1	28,744
Average Large-Cap Value Fund	9.1	23,933
Dow Jones Wilshire 5000 Index	8.9	23,395

1 Fund expense ratios reflect the 12 months ended October 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

competitors, though it trails slightly the result of the fund’s benchmark index for the period.

Windsor II has also outperformed the broad U.S. stock market over the ten-year period. This performance is a testament to the skill of the fund’s advisors, the long stretch of outperformance by value stocks, and the fund’s low costs, which help to put a larger share of its return in your pocket.

Diversification and a long-term perspective are important

The Windsor II Fund illustrates two benefits of a multimanager approach: the ability to diversify not only the fund’s portfolio of holdings but also its mix of investment strategies. Over time, the fund’s embrace of different, yet complementary, investment strategies has provided highly competitive performance at a very modest cost. Central to the advisors’ varied approaches is the search for attractive valuations and for companies with the potential for long-term growth.

Sticking with a carefully considered, balanced portfolio of stock, bond, and money market mutual funds suited to your unique circumstances is key to your long-term investing success. By providing you with exposure to large-cap value stocks, Windsor II Fund can play an important role in such a diversified portfolio.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 10, 2006

Advisors’ Report

During the fiscal year ended October 31, 2006, the Investor Shares of Vanguard Windsor II Fund returned 16.8%, while the lower-cost Admiral Shares returned 17.0%. This performance reflects the combined efforts of your fund’s six independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Manager:

James P. Barrow, Founding Partner

Bull markets climb a “wall of worry” and this one surely has, with the peaking of a housing boom, very high gasoline and natural gas prices, constantly higher short-

Vanguard Windsor II Fund Investment Advisors
Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley,	60	$27,437	Conducts fundamental research on individual stocks
Mewhinney & Strauss, Inc.			exhibiting traditional value characteristics: price/earnings
			and price/book ratios below the market average and
			dividend yields above the market average.
Equinox Capital Management, LLC	11	5,164	Combines fundamental analysis with quantitative
			valuation work to find undervalued companies that
			will show significant improvement in cash flow and
			earnings. Searches for changes in a company’s
			management, product positioning, and strategy that
			will favorably affect the valuation of the enterprise.
Vanguard Quantitative Equity Group	11	5,120	Employs a quantitative management approach, using
			models that assess valuation, marketplace sentiment,
			and balance-sheet characteristics of companies versus
			their peers.
Tukman Capital Management, Inc.	9	4,285	Focuses on large-cap, high-quality, cash-generating
			companies purchased at reasonable valuations.
Hotchkis & Wiley	5	2,548	Uses a disciplined investment approach, focusing on
Capital Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	2	1,086	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Cash Investments[1]	2	1,084	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

term interest rates, indications of inflation, political scandals, fear of terrorists, severe weather, hedge fund blowups, and all sorts of threats to life and limb. This broad advance in equities for the past year was driven by robust corporate earnings and record profitability. Returns on assets and equity are at historic highs, and balance sheets are strong. If we exclude some of the ridiculously overpriced stocks of 2000, the market is at a new high. We feel it is important to recognize this fact and avoid exposure to risk.

While the average consumer seems low on spending power, there are very significant global investment balances looking to be employed. For instance, the average REIT had a 22% return in the past 12 months on lackluster operating results. For many REITs, a 30% correction would be required to bring dividend yields back into line with Treasuries. This is an example of a market excess to which we would not expose shareholders. We have a similar view on homebuilders.

Energy stocks were among the stellar performers in the past year. While our portion of the portfolio was overweighted in this sector, we were unrepresented in exploration and production companies and services. Companies in these sub-industries do not exhibit the characteristics we seek, namely earnings predictability or some consistent dividend policy. We have significantly reduced our petroleum exposure, after years of concentration, because the current return on equity is now much higher than the return on reinvested capital, so profitability should decline.

Overall, we are positive on the economic fundamentals, but cautious about some market excesses, a risky credit environment, and industries that could experience significant earnings declines.

Equinox Capital Management, LLC

Portfolio Manager:

Ronald J. Ulrich, President

The 12-month period was a positive one for the U.S. equity market, thanks to a strong economy and rising profitability in the corporate sector. Overall, the market was largely driven by big companies such as ExxonMobil, Merck, and AT&T. Industry groups that performed well were transportation, telephone, utilities, materials, and health care. In general, the market’s upward thrust was broadly based, with most economic sectors participating. More important, in recent months we began to see a revival of the relative performance of larger-capitalization companies versus the smaller- and mid-cap stocks that have outperformed the last six years.

Our shortfalls during the period included our decision not to hold some of the large companies that led the market, including ExxonMobil, Bank of America, Merck, and BellSouth. Generally, these stocks appeared expensive to us based on our valuation work. We also paid a price for the failure of a few holdings—Nortel, Triad, and Avis Budget Group (formerly Cendant)—to meet business benchmarks, and for our stake in a number of companies whose fundamentals are improving more slowly than the market (and we) would prefer.

Despite these recent disappointments, our assessment of the return prospects for most of the portfolio companies is quite positive, both on an absolute basis and relative to value-oriented benchmarks.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, Principal

Our investment process evaluates each stock in the benchmark for its performance potential based on market sentiment, valuation, and earnings quality relative to its peers. We believe that at least one of these three elements will capture the market’s tendency to overreact to short-term news. We attempt to capitalize on this tendency by buying and selling stocks within industry groups, in order to add incremental return relative to our large-cap, value-oriented benchmark. We keep our portfolio’s exposure to industry and other risk factors in line with that of its benchmark.

Thus, our largest sector is financial services, at 35% of our portfolio, not because of our view about financial stocks, but because they make up 36% of our stock universe, as represented in our benchmark index. Based on our research to date, we have concluded that attempting to add value by over- or underweighting sectors is not worth the additional risk. Chiefly, this is because we prefer to take many small positions as opposed to a few big ones. With only ten sectors to choose from, one wrong sector tilt can harm performance much more than one stock selection gone awry in a well-diversified portfolio. Similarly, we do not tilt toward or away from either the larger- or smaller-capitalization segments of the benchmark.

Over short periods, the different components of our quantitative model have differing levels of effectiveness. Over time, however, the fluctuations between these components offset one another, resulting in a signal that has served us well over the long term. During the past year, our valuation component added the most value; the sentiment component had a positive effect, and the earnings-quality component was slightly positive. Our two most successful positions were coincidentally in the steel industry: Nucor and United States Steel. Reynolds American, CSX, and Phelps Dodge also provided positive results. Our positions in Sunoco, AmeriCredit, and ConAgra Foods did not perform well.

Tukman Capital Management, Inc.

Portfolio Managers:

Melvin T. Tukman, President, Director, and Founder

Daniel L. Grossman, Vice President

During the past 12 months, the market was a tale of two radically different tapes, each lasting for about half of the year. The first half saw small-cap stocks outperforming mega-cap stocks by 12 percentage points, while the second half saw a reversal, with mega-caps outperforming small-caps by 9 percentage points. So while the year was still won by small-caps, momentum seems to be shifting.

Valuations for speculative stocks (those rated B– or below) are still stretched to levels seen only a handful of times in the past 35 years. In the past, such valuations preceded large corrections in those stocks. Moreover, the ratio of the valuations of large U.S. quality stocks to the valuations of speculative stocks is the most attractive it has been in 35 years. In the past, this has preceded periods of significant outperformance by the quality stocks.

Our portfolio continues to be positioned for a return to quality. Over the past 12 months our investments in high-quality brokerage, entertainment, and bank stocks significantly outperformed the general market, but our investments in high-quality, cash-generating newspaper stocks, insurance stocks, and retailing stocks significantly lagged. We have continued to add to some of the lagging stocks and trimmed some positions in the outperformers.

We expect the environment for large quality stocks to revert to normal, a process that may have already begun. We think that a return to sound investment fundamentals is overdue, and that when market participants begin to take quality and valuations into account, it will benefit our strategy.

Hotchkis & Wiley Capital Management, LLC

Portfolio Managers:

George H. Davis, Jr., Chief Executive Officer

Sheldon J. Lieberman, Principal

The market surged during the 12 months ended October 31, 2006. Value-oriented stocks outperformed growth stocks by more than 1,000 basis points, and small-cap stocks outperformed large-cap stocks by almost 400 basis points.

Investors struggled with the Federal Reserve Board’s need to combat inflation through interest rate boosts that were expected to diminish economic growth and corporate profits. The market shunned economically sensitive consumer stocks, such as homebuilders (down –20%, with a year-end book value of 1.1x) but showed a continued affection for energy stocks (up 19%, 2.8x book value). Our disciplined focus on intrinsic value has led us to the former, rather than the latter.

Our weak spots included subpar stock selection within the financials and consumer discretionary sectors. In financials, the portfolio missed out on some of the gains in companies with strong capital-markets businesses, such as banks and brokerages, and had high exposure to more modestly performing insurance companies. In the consumer spending area, homebuilding positions (such as Centex and Pulte Homes) fell sharply. We expect that the coming downturn in the housing cycle will be less severe than most investors anticipate.

Other factors that hindered our portfolio’s performance were an underweighting in the telecommunication services sector and weak stock selection in the information technology sector.

Bright spots included strong returns in the industrials sector, with double-digit gains from rail operator CSX and defense contractor Lockheed Martin. Credit-card services provider MasterCard and banker JPMorgan Chase were also standouts.

Armstrong Shaw Associates Inc.

Portfolio Manager:

Jeffrey M. Shaw, Chairman and Chief Investment Officer

The financial markets have shown tremendous resilience over the past year, despite the challenges of high energy costs, rising interest rates, the Iraq war, and a faltering housing market. With the exception of May, the market has posted monthly gains, with the Russell 1000 Value Index showing particular strength.

Our portfolio has started to benefit from a rotation into large-cap stocks and a sell-off in energy, though stock selection in the telecommunication services and industrials sectors cast a shadow on some of these bright spots. For example, Sprint Nextel, our only holding in telecommunication services, declined while the regional Bell telephone companies were producing strong results. Results at Sprint Nextel disappointed because of merger integration issues. In the industrials sector, United Technologies was a strong performer, up 30%, but its performance contribution was largely offset by Avis Budget Group’s decline.

Our strongest sector was consumer discretionary, with Comcast and Office Depot up 56% and 35%, respectively. Comcast rallied as its successful Voice-over-Internet-Protocol (VoIP) rollout and its strong “triple-play” offerings led to increased unit growth. Office Depot rose on the strength of store and product-line execution. In financials, our brokerage stocks, Merrill Lynch and Morgan Stanley, were also solid performers.

We believe that the United States is entering the later stages of an economic cycle, in which growth is harder to come by and risks are rising. Our portfolio seems well-positioned for the opportunities ahead; it possesses a higher-than-median market capitalization of $51 billion, higher-than-market forecasted growth, and a below-market P/E ratio based on expected 2007 earnings.

Stocks such as General Electric, American International Group, and United Technologies are representative of the “Steady Eddy” companies that make up the core of our portfolio. They have produced consistent returns over the last few years and have strong prospects for the next 12 to 18 months, yet have been laggards in the market. As investors start to worry about risk, and begin to realize that earnings growth will be decelerating, they will pay more attention to high-quality businesses that generate large amounts of free cash flow and have stable business models.

Fund Profile

As of October 31, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	292	610	4,956
Median Market Cap	$48.6B	$48.7B	$28.7B
Price/Earnings Ratio	15.0x	14.6x	17.7x
Price/Book Ratio	2.5x	2.2x	2.6x
Yield		2.4%	1.6%
Investor Shares	2.3%
Admiral Shares	2.4%
Return on Equity	19.2%	17.3%	15.4%
Earnings Growth Rate	15.9%	16.2%	15.5%
Foreign Holdings	8.2%	0.0%	1.1%
Turnover Rate	34%	—	—
Expense Ratio		—	—
Investor Shares	0.34%
Admiral Shares	0.23%
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8%	9%	12%
Consumer Staples	11	8	9
Energy	7	13	9
Financials	26	36	22
Health Care	12	7	12
Industrials	10	7	11
Information Technology	7	4	16
Materials	4	4	3
Telecommunication Services	5	6	3
Utilities	8	6	3
Short-Term Reserves	2%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.77
Beta	0.90	0.75

Ten Largest Holdings[4] (% of total net assets)

General Electric Co.	industrial conglomerates	3.5%
Altria Group, Inc.	tobacco	2.7
Pfizer Inc.	pharmaceuticals	2.7
Citigroup, Inc.	diversified financial services	2.6
Wells Fargo & Co.	diversified banks	2.5
Bank of America Corp.	diversified financial services	2.5
ConocoPhillips Co.	integrated oil and gas	2.1
Imperial Tobacco Group ADR	tobacco	2.1
JPMorgan Chase & Co.	diversified financial services	2.1
Verizon Communications Inc.	integrated telecommunication services	2.0
Top Ten		24.8%

Investment Focus

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 32.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Windsor II Fund Investor Shares	16.85%	10.54%	10.41%	$26,918
Dow Jones Wilshire 5000 Index	16.61	8.89	8.87	23,395
Russell 1000 Value Index	21.46	11.64	11.14	28,744
Average Large-Cap Value Fund[1]	17.73	8.40	9.12	23,933

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Windsor II Fund Admiral Shares	17.01%	10.66%	7.14%	$145,758
Dow Jones Wilshire 5000 Index	16.61	8.89	5.08	131,078
Russell 1000 Value Index	21.46	11.64	7.95	151,949

1 Derived from data provided by Lipper Inc.

2 May 14, 2001.

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	6/24/1985	10.99%	9.88%	10.51%
Admiral Shares	5/14/2001	11.12	10.00	6.80[1]

1 Return since inception.

Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.3%)[1]
Consumer Discretionary (8.1%)
	Carnival Corp.	13,219,800	645,391
[2]	Sherwin-Williams Co.	9,186,300	544,105
	Gannett Co., Inc.	5,936,000	351,055
	Mattel, Inc.	14,369,400	325,179
[2]	Service Corp. International	26,080,100	237,851
	Eastman Kodak Co.	8,091,300	197,428
	Home Depot, Inc.	4,389,700	163,868
	Federated Department Stores, Inc.	3,490,800	153,281
	The Walt Disney Co.	3,740,532	117,677
	Time Warner, Inc.	5,536,999	110,795
	Centex Corp.	2,049,300	107,178
	Fortune Brands, Inc.	1,360,300	104,675
	The Gap, Inc.	4,884,709	102,677
*	Comcast Corp. Special Class A	1,611,470	65,232
*	Wyndham Worldwide Corp.	2,209,104	65,169
*	Interpublic Group of Cos., Inc.	4,867,700	53,107
	Pulte Homes, Inc.	1,700,100	52,686
	McDonald’s Corp.	1,248,306	52,329
	Harrah’s Entertainment, Inc.	586,900	43,624
	Lowe’s Cos., Inc.	892,600	26,903
	Yum! Brands, Inc.	421,500	25,062
	Nordstrom, Inc.	514,500	24,361
^	Magna International, Inc.Class A	319,900	23,928
	General Motors Corp.	659,267	23,022
	VF Corp.	277,200	21,070
	Newell Rubbermaid, Inc.	602,348	17,335
	Royal Caribbean Cruises, Ltd.	405,683	16,430
	Whirlpool Corp.	173,800	15,108
	Limited Brands, Inc.	501,800	14,788
	CBS Corp.	486,883	14,090
	Liz Claiborne, Inc.	288,400	12,162
	ServiceMaster Co.	875,200	9,916

	Genuine Parts Co.	215,000	9,787
*	AutoNation, Inc.	485,862	9,741
*	Sears Holdings Corp.	33,600	5,862
	Washington Post Co. Class B	7,400	5,573
	New York Times Co. Class A	219,024	5,294
	The McClatchy Co. Class A	80,500	3,490
	Clear Channel Communications, Inc.	97,800	3,408
	BorgWarner, Inc.	41,200	2,369
*	R.H. Donnelley Corp.	15,100	909
*	Mohawk Industries, Inc.	5,700	414
			3,784,329
	Consumer Staples (11.0%)
	Altria Group, Inc.	15,442,299	1,255,922
	Imperial Tobacco Group ADR	13,840,000	987,346
	ConAgra Foods, Inc.	23,383,100	611,468
	Diageo PLC ADR	7,768,500	578,520
	Wal-Mart Stores, Inc.	7,651,050	377,044
	The Coca-Cola Co.	6,867,599	320,854
	PepsiCo, Inc.	4,376,600	277,652
	Anheuser-Busch Cos., Inc.	5,351,200	253,754
	The Procter & Gamble Co.	2,592,700	164,351
	Unilever PLC ADR	2,075,040	50,382
	Safeway, Inc.	1,263,341	37,092
	SuperValu Inc.	989,600	33,053
	CVS Corp.	983,960	30,877
	Reynolds American Inc.	374,000	23,622
	Kimberly-Clark Corp.	341,200	22,697
	Archer-Daniels-Midland Co.	583,200	22,453
	The Kroger Co.	938,999	21,118
	Kraft Foods Inc.	609,300	20,960
	Carolina Group	247,200	14,293
	The Pepsi Bottling Group, Inc.	370,700	11,722
	Sara Lee Corp.	568,700	9,725

		Market
		Value•
	Shares	($000)
General Mills, Inc.	164,000	9,318
Coca-Cola Enterprises, Inc.	273,000	5,468
UST, Inc.	52,400	2,807
H.J. Heinz Co.	44,000	1,855
PepsiAmericas, Inc.	47,473	971
* Dean Foods Co.	17,200	720
		5,146,044
Energy (6.4%)
ConocoPhillips Co.	16,541,557	996,463
Occidental Petroleum Corp.	19,921,500	935,115
ExxonMobil Corp.	4,346,194	310,405
Chevron Corp.	4,433,129	297,906
Anadarko Petroleum Corp.	2,804,700	130,194
BP PLC ADR	1,515,139	101,666
Devon Energy Corp.	822,862	55,000
Marathon Oil Corp.	334,000	28,858
Sunoco, Inc.	380,700	25,176
Chesapeake Energy Corp.	728,200	23,623
Petro Canada	550,000	23,425
Valero Energy Corp.	377,700	19,765
Hess Corp.	453,356	19,222
Apache Corp.	170,670	11,148
Tesoro Petroleum Corp.	170,600	10,908
Cimarex Energy Co.	287,100	10,341
		2,999,215
Financials (25.4%)
Capital Markets (1.4%)
The Goldman Sachs Group, Inc.	1,615,700	306,644
Morgan Stanley	1,302,685	99,564
Merrill Lynch & Co., Inc.	968,200	84,640
Legg Mason Inc.	491,900	44,281
Ameriprise Financial, Inc.	439,892	22,654
Lehman Brothers Holdings, Inc.	267,500	20,822
Mellon Financial Corp.	511,428	19,843
Bear Stearns Co., Inc.	128,400	19,433
The Bank of New York Co., Inc.	444,568	15,280
A.G. Edwards & Sons, Inc.	126,133	7,196
Northern Trust Corp.	7,900	464

Commercial Banks (3.7%)
Wells Fargo & Co.	32,809,323	1,190,650
Wachovia Corp.	4,870,184	270,295
U.S. Bancorp	1,468,522	49,695
Comerica, Inc.	754,794	43,921
KeyCorp	1,038,428	38,567
PNC Financial Services Group	423,600	29,665
Regions Financial Corp.	460,200	17,465
SunTrust Banks, Inc.	188,200	14,866
Colonial BancGroup, Inc.	550,860	13,132
BB&T Corp.	288,340	12,548
UnionBanCal Corp.	210,600	12,126

	National City Corp.	316,500	11,790
	TCF Financial Corp.	439,900	11,451
	Fifth Third Bancorp	214,899	8,564
	M & T Bank Corp.	55,700	6,785
	Huntington Bancshares Inc.	181,809	4,438
	BOK Financial Corp.	25,638	1,318
	Commerce Bancshares, Inc.	16,229	804

	Consumer Finance (2.6%)
	SLM Corp.	15,640,400	761,375
	Capital One Financial Corp.	5,866,640	465,401
*	AmeriCredit Corp.	94,992	2,429

	Diversified Financial Services (7.2%)
	Citigroup, Inc.	23,928,941	1,200,276
	Bank of America Corp.	22,098,741	1,190,459
	JPMorgan Chase & Co.	20,346,197	965,224

	Insurance (7.9%)
	The Allstate Corp.	13,536,444	830,596
^	Manulife Financial Corp.	22,006,830	713,682
[2]	XL Capital Ltd. Class A	9,042,800	637,970
	American International Group, Inc.	5,350,700	359,406
	The St. Paul Traveler Cos. Inc.	6,679,808	341,539
	The Hartford Financial Services Group Inc.	1,907,476	166,275
	Loews Corp.	4,178,100	162,612
	Genworth Financial Inc.	2,919,700	97,635
	MetLife, Inc.	1,642,600	93,842
*	Berkshire Hathaway Inc. Class B	16,639	58,486
	UnumProvident Corp.	2,197,100	43,459
	Assurant, Inc.	534,000	28,120
	Prudential Financial, Inc.	358,400	27,572
*	Conseco, Inc.	1,256,600	25,559
	Ambac Financial Group, Inc.	256,800	21,440
	Safeco Corp.	344,988	20,075
	Nationwide Financial Services, Inc.	353,300	17,990
	The Chubb Corp.	296,604	15,764
	PartnerRe Ltd.	182,300	12,746
	Torchmark Corp.	193,580	11,940
	ACE Ltd.	184,300	10,551
	W.R. Berkley Corp.	168,150	6,198
	MBIA, Inc.	85,100	5,278
^	Fidelity National Title Group, Inc. Class A	21,507	473

	Real Estate Investment Trusts (0.3%)
	Simon Property Group, Inc. REIT	251,700	24,440
	Equity Residential REIT	368,400	20,118
	Archstone-Smith Trust REIT	296,600	17,858

			Market
			Value•
		Shares	($000)
	Avalonbay Communities,Inc. REIT	117,900	15,452
	ProLogis REIT	234,100	14,812
	United Dominion Realty Trust REIT	327,300	10,595
	Host Marriott Corp. REIT	428,999	9,893
	SL Green Realty Corp. REIT	78,604	9,515
	Boston Properties, Inc. REIT	83,023	8,869
	Apartment Investment &Management Co. Class A REIT	151,500	8,684
	Plum Creek Timber Co. Inc. REIT	206,500	7,422
	New Plan Excel Realty Trust REIT	254,000	7,315
	iStar Financial Inc. REIT	84,300	3,906
	Vornado Realty Trust REIT	32,600	3,888

	Real Estate Management & Development (0.1%)
^	The St. Joe Co.	607,000	32,644
*	Realogy Corp.	1,054,800	27,193
	Forest City Enterprise Class A	95,970	5,269

	Thrifts & Mortgage Finance (2.2%)
	Washington Mutual, Inc.	14,465,805	611,904
	Freddie Mac	4,286,100	295,698
	Fannie Mae	618,500	36,652
	Countrywide Financial Corp.	556,228	21,203
	The PMI Group Inc.	410,600	17,512
	Radian Group, Inc.	312,810	16,673
	MGIC Investment Corp.	226,100	13,286
			11,914,074
Health Care (11.7%)
	Pfizer Inc.	47,008,745	1,252,783
	Bristol-Myers Squibb Co.	37,871,600	937,322
*	WellPoint Inc.	10,634,900	811,656
	Wyeth	15,881,600	810,438
	Baxter International, Inc.	12,286,500	564,810
	Johnson & Johnson	5,489,800	370,013
	Cardinal Health, Inc.	1,975,943	129,325
	Aetna Inc.	2,548,600	105,053
*	Triad Hospitals, Inc.	2,692,295	99,696
	Abbott Laboratories	1,694,400	80,501
	Merck & Co., Inc.	1,717,900	78,027
	Schering-Plough Corp.	2,357,100	52,186
	Eli Lilly & Co.	655,500	36,715
	HCA Inc.	499,640	25,242
*	Boston Scientific Corp.	1,530,000	24,342
*	Tenet Healthcare Corp.	3,248,000	22,931
	CIGNA Corp.	134,100	15,687
	AmerisourceBergen Corp.	248,300	11,720
*	Thermo Electron Corp.	231,308	9,916
*	King Pharmaceuticals, Inc.	513,900	8,598

	Applera Corp.–Applied Biosystems Group	47,000	1,753
	Hillenbrand Industries, Inc.	8,000	469
			5,449,183

Industrials (10.1%)
	General Electric Co.	46,580,600	1,635,445
	Honeywell International Inc.	13,382,588	563,675
[2]	Cooper Industries, Inc. Class A	6,300,800	563,607
	ITT Industries, Inc.	8,101,000	440,613
	Illinois Tool Works, Inc.	8,928,200	427,929
	Tyco International Ltd.	8,799,500	258,969
	Northrop Grumman Corp.	3,503,221	232,579
	United Technologies Corp.	2,248,100	147,745
	Union Pacific Corp.	1,300,300	117,846
*	Flowserve Corp.	887,400	47,032
	Waste Management, Inc.	1,039,100	38,945
	Lockheed Martin Corp.	402,800	35,015
	CSX Corp.	650,400	23,200
	Parker Hannifin Corp.	272,200	22,764
	Cummins Inc.	161,500	20,507
	Raytheon Co.	387,200	19,341
	Manpower Inc.	276,020	18,706
	General Dynamics Corp.	249,800	17,761
	PACCAR, Inc.	247,030	14,627
	R.R. Donnelley & Sons Co.	295,150	9,994
*	Terex Corp.	190,000	9,834
*	Allied Waste Industries, Inc.	637,362	7,744
*	USG Corp.	139,600	6,825
	Avis Budget Group, Inc.	344,210	6,812
	Masco Corp.	187,471	5,184
	Emerson Electric Co.	45,900	3,874
	Eaton Corp.	53,000	3,839
	Dover Corp.	65,000	3,087
	Republic Services, Inc.Class A	35,400	1,452
	Ingersoll-Rand Co.	38,900	1,428
*	Raytheon Co. Warrants Exp. 6/16/11	24,065	378
			4,706,757
Information Technology (7.0%)
	Nokia Corp. ADR	39,650,900	788,260
	International Business Machines Corp.	7,256,100	669,956
	Hewlett-Packard Co.	13,067,072	506,218
	Microsoft Corp.	11,344,500	325,701
	Automatic Data Processing, Inc.	6,160,000	304,550
	Electronic Data Systems Corp.	11,178,022	283,139
	CA, Inc.	5,243,728	129,835
	MasterCard, Inc. Class A	614,300	45,520
*	Symantec Corp.	2,144,100	42,539
*	Xerox Corp.	2,089,400	35,520

			Market
			Value•
		Shares	($000)
*	BMC Software, Inc.	1,020,446	30,930
	First Data Corp.	1,237,200	30,002
*	Lexmark International, Inc.	280,800	17,856
	AVX Corp.	749,000	11,804
*	Arrow Electronics, Inc.	359,800	10,740
*	Computer Sciences Corp.	134,200	7,092
*	Cadence Design Systems, Inc.	360,700	6,442
*	Novellus Systems, Inc.	203,399	5,624
*	Vishay Intertechnology, Inc.	353,500	4,769
	Intersil Corp.	106,600	2,500
*	Ceridian Corp.	39,300	926
			3,259,923
Materials (3.7%)
[2]	Lyondell Chemical Co.	22,292,100	572,238
[2]	Hanson PLC ADR	8,026,950	558,114
	Dow Chemical Co.	3,563,711	145,364
	MeadWestvaco Corp.	4,762,913	131,075
	Alcoa Inc.	3,788,200	109,517
*	The Mosaic Co.	2,841,200	53,187
	Weyerhaeuser Co.	444,400	28,259
	E.I. du Pont de Nemours & Co.	562,000	25,740
	Rohm & Haas Co.	409,997	21,246
	United States Steel Corp.	303,600	20,523
	Temple-Inland Inc.	466,100	18,383
*	Cemex SAB de CV ADR	519,050	15,955
	Nucor Corp.	163,890	9,573
	Sonoco Products Co.	147,800	5,244
	International Flavors &Fragrances, Inc.	115,300	4,898
	PPG Industries, Inc.	56,800	3,885
	Eastman Chemical Co.	61,600	3,753
	Vulcan Materials Co.	34,600	2,819
	Bemis Co., Inc.	75,400	2,535
			1,732,308
Telecommunication Services (4.8%)
	Verizon Communications Inc.	25,854,854	956,630
	BellSouth Corp.	18,543,800	836,325
	AT&T Inc.	8,957,567	306,797
	Sprint Nextel Corp.	5,484,200	102,500
	Alltel Corp.	197,706	10,540
	Embarq Corp.	193,300	9,346
	Telephone & Data Systems, Inc.	110,718	5,409
	Citizens Communications Co.	186,120	2,728
			2,230,275
Utilities (7.8%)
	Exelon Corp.	14,881,400	922,349
	Duke Energy Corp.	27,969,000	884,939
	Entergy Corp.	8,544,100	733,340
[2]	CenterPoint Energy, Inc.	23,761,047	367,821
	Dominion Resources, Inc.	3,612,700	292,593
	FirstEnergy Corp.	2,522,300	148,437

FPL Group, Inc.	1,785,400	91,055
American Electric Power Co., Inc.	689,425	28,563
Edison International	572,500	25,442
TXU Corp.	395,000	24,936
Xcel Energy, Inc.	1,024,760	22,616
Pinnacle West Capital Corp.	408,990	19,554
Wisconsin Energy Corp.	331,550	15,231
Southern Co.	391,600	14,254
Energy East Corp.	461,800	11,226
PG&E Corp.	257,200	11,096
PPL Corp.	277,100	9,565
DTE Energy Co.	160,513	7,292
ONEOK, Inc.	128,646	5,356
NSTAR	139,000	4,836
Pepco Holdings, Inc.	138,639	3,524
MDU Resources Group, Inc.	117,900	3,028
Alliant Energy Corp.	64,500	2,474
		3,649,527
Exchange-Traded Funds (1.3%)
^[3] Vanguard Total Stock Market ETF	3,098,900	421,450
[3] Vanguard Value ETF	2,511,200	164,835
		586,285
Total Common Stocks
(Cost $32,875,571)		45,457,920
Temporary Cash Investments (3.9%)[1]
Money Market Fund (3.8%)
[4] Vanguard Market Liquidity Fund,5.289%	1,343,430,943	1,343,431
[4] Vanguard Market Liquidity Fund,5.289%—Note G	431,754,746	431,755
		1,775,186

	Face
	Amount
	($000)
U.S. Agency Obligations (0.1%)
[5] Federal Home Loan Mortgage Corp.
[6] 5.187%, 2/16/07	1,000	985
[6] 5.150%, 12/26/06	30,000	29,767
		30,752
Total Temporary Cash Investments
(Cost $1,805,938)		1,805,938
Total Investments (101.2%)
(Cost $34,681,509)		47,263,858
Other Assets and Liabilities-Net (–1.2%)		(539,597)
Net Assets (100%)		46,724,261

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	47,263,858
Receivables for Investment Securities Sold	78,142
Receivables for Capital Shares Issued	35,758
Other Assets—Note C	77,407
Total Assets	47,455,165
Liabilities
Payables for Investment Securities Purchased	183,193
Security Lending Collateral Payable to Brokers—Note G	431,755
Payables for Capital Shares Redeemed	38,801
Other Liabilities	77,155
Total Liabilities	730,904
Net Assets (100%)	46,724,261

At October 31, 2006, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	31,916,982
Undistributed Net Investment Income	287,820
Accumulated Net Realized Gains	1,918,546
Unrealized Appreciation
Investment Securities	12,582,349
Futures Contracts	18,564
Net Assets	46,724,261

Investor Shares—Net Assets
Applicable to 876,127,399 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	30,790,036
Net Asset Value Per Share—
Investor Shares	$35.14

Admiral Shares—Net Assets
Applicable to 255,317,427 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	15,934,225
Net Asset Value Per Share—
Admiral Shares	$62.41

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 2.8%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

6 Securities with a value of $30,752,000 have been segregated as initial margin for open futures contracts.

7 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Dividends[1]	1,079,421
Interest[1]	55,972
Security Lending	5,125
Total Income	1,140,518
Expenses
Investment Advisory Fees—Note B
Basic Fee	55,629
Performance Adjustment	3,027
The Vanguard Group—Note C
Management and Administrative
Investor Shares	53,801
Admiral Shares	10,723
Marketing and Distribution
Investor Shares	6,602
Admiral Shares	2,480
Custodian Fees	395
Auditing Fees	24
Shareholders’ Reports
Investor Shares	827
Admiral Shares	95
Trustees’ Fees and Expenses	46
Total Expenses	133,649
Expenses Paid Indirectly—Note D	(4,179)
Net Expenses	129,470
Net Investment Income	1,011,048
Realized Net Gain (Loss)
Investment Securities Sold[1]	2,102,290
Futures Contracts	24,494
Realized Net Gain (Loss)	2,126,784
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,617,892
Futures Contracts	22,055
Change in Unrealized Appreciation (Depreciation)	3,639,947
Net Increase (Decrease) in Net Assets Resulting from Operations	6,777,779

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $100,818,000, $54,213,000, and $54,053,000, respectively.

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,011,048	800,083
Realized Net Gain (Loss)	2,126,784	2,440,573
Change in Unrealized Appreciation (Depreciation)	3,639,947	1,030,901
Net Increase (Decrease) in Net Assets Resulting from Operations	6,777,779	4,271,557
Distributions
Net Investment Income
Investor Shares	(636,172)	(608,526)
Admiral Shares	(313,576)	(134,681)
Realized Capital Gain
Investor Shares	(782,678)	—
Admiral Shares	(343,927)	—
Total Distributions	(2,076,353)	(743,207)
Capital Share Transactions—Note H
Investor Shares	(564,170)	(1,039,868)
Admiral Shares	2,396,256	6,621,533
Net Increase (Decrease) from Capital Share Transactions	1,832,086	5,581,665
Total Increase (Decrease)	6,533,512	9,110,015
Net Assets
Beginning of Period	40,190,749	31,080,734
End of Period[1]	46,724,261	40,190,749

1 Net Assets—End of Period includes undistributed net investment income of $287,820,000 and $226,520,000.

Financial Highlights

Windsor II Fund Investor Shares
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$31.61	$28.49	$24.61	$20.87	$24.50
Investment Operations
Net Investment Income	.760	.65	.56	.51	.51
Net Realized and Unrealized Gain (Loss)
on Investments	4.368	3.10	3.87	3.75	(3.47)
Total from Investment Operations	5.128	3.75	4.43	4.26	(2.96)
Distributions
Dividends from Net Investment Income	(.720)	(.63)	(.55)	(.52)	(.52)
Distributions from Realized Capital Gains	(.878)	—	—	—	(.15)
Total Distributions	(1.598)	(.63)	(.55)	(.52)	(.67)
Net Asset Value, End of Period	$35.14	$31.61	$28.49	$24.61	$20.87

Total Return	16.85%	13.22%	18.15%	20.68%	–12.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,790	$28,199	$26,232	$20,843	$17,735
Ratio of Total Expenses to
Average Net Assets[1]	0.34%	0.35%	0.37%	0.43%	0.42%
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.14%	2.07%	2.31%	2.12%
Portfolio Turnover Rate	34%	28%	22%	29%	41%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.03%, and 0.02%.

Windsor II Fund Admiral Shares
			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$56.13	$50.59	$43.69	$37.05	$43.50
Investment Operations
Net Investment Income	1.402	1.224	1.043	.95	.944
Net Realized and Unrealized Gain (Loss)
on Investments	7.782	5.493	6.885	6.65	(6.167)
Total from Investment Operations	9.184	6.717	7.928	7.60	(5.223)
Distributions
Dividends from Net Investment Income	(1.346)	(1.177)	(1.028)	(.96)	(.962)
Distributions from Realized Capital Gains	(1.558)	—	—	—	(.265)
Total Distributions	(2.904)	(1.177)	(1.028)	(.96)	(1.227)
Net Asset Value, End of Period	$62.41	$56.13	$50.59	$43.69	$37.05

Total Return	17.01%	13.34%	18.30%	20.79%	–12.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,934	$11,992	$4,849	$3,412	$2,484
Ratio of Total Expenses to
Average Net Assets[1]	0.23%	0.22%	0.26%	0.32%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.25%	2.17%	2.41%	2.18%
Portfolio Turnover Rate	34%	28%	22%	29%	41%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Windsor Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; Tukman Capital Management, Inc.; Hotchkis and Wiley Capital Management, LLC; and beginning January 1, 2006, Armstrong Shaw Associates Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/Barra Value Index for periods prior to May 1, 2006, and the new benchmark, the MSCI US Prime Market 750 Index, beginning May 1, 2006. The benchmark change will be fully phased in by April 2009. The basic fees of Equinox Capital Management, LLC, and Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Equinox Capital Management, LLC, the Russell 1000 Value Index, and for Tukman Capital Management, Inc., the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance since January 31, 2004, relative to the MSCI US Investable Market 2500 Index. In accordance with the advisory contract entered into with Armstrong Shaw Associates Inc. in January 2006, beginning in November 2006 the investment advisory fee will be subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000 Value Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $1,027,000 for the year ended October 31, 2006.

For the year ended October 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before an increase of $3,027,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2006, the fund had contributed capital of $4,737,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.74% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended

October 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $4,116,000 and custodian fees by $63,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $205,221,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2006, the fund had $481,386,000 of ordinary income and $1,804,740,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $34,681,509,000. Net unrealized appreciation of investment securities for tax purposes was $12,582,349,000, consisting of unrealized gains of $12,988,680,000 on securities that had risen in value since their purchase and $406,331,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	1,131	391,100	16,411
E-mini S&P 500 Index	1,640	113,422	2,153

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2006, the fund purchased $15,589,242,000 of investment securities and sold $14,343,091,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2006, was $422,897,000, for which the fund received cash collateral of $431,755,000.

H. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,035,614	123,796	6,800,077	219,523
Issued in Lieu of Cash Distributions	1,378,672	43,697	585,849	18,938
Redeemed	(5,978,456)	(183,528)	(8,425,794)	(267,065)
Net Increase (Decrease)—Investor Shares	(564,170)	(16,035)	(1,039,868)	(28,604)
Admiral Shares
Issued	3,485,256	60,101	7,308,606	130,143
Issued in Lieu of Cash Distributions	605,081	10,803	121,775	2,215
Redeemed	(1,694,081)	(29,219)	(808,848)	(14,577)
Net Increase (Decrease)—Admiral Shares	2,396,256	41,685	6,621,533	117,781

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2005		Proceeds from		Oct. 31, 2006
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy, Inc.	314,535	11,285	10,241	12,066	367,821
Cooper Industries, Inc. Class A	329,695	147,440	—	7,716	563,607
Hanson PLC ADR	395,965	58,913	48,825	14,064	558,114
Lyondell Chemical Co.	401,220	151,673	—	16,972	572,238
Mattel, Inc.	377,606	—	180,584	10,298	n/a1
Service Corp. International	218,290	—	—	2,608	237,851
Sherwin-Williams Co.	n/a2	403,543	1,396	6,385	544,105
Triad Hospitals	180,009	349	68,541	—	n/a1
XL Capital Ltd.	n/a2	251,164	—	12,796	637,970
	2,217,320			82,905	3,481,706

1 At October 31, 2006, the security is still held but the issuer is no longer an affiliated company of the fund.

2 At October 31, 2005, the issuer was not an affiliated company of the fund.

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 11, 2006

Special 2006 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,126,604,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $949,748,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 80.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares
Periods Ended October 31, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.85%	10.54%	10.41%
Returns After Taxes on Distributions	15.99	9.91	8.69
Returns After Taxes on Distributions and Sale of Fund Shares	11.91	8.92	8.21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2006	10/31/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,067.28	$1.77
Admiral Shares	1,000.00	1,067.97	1.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.73
Admiral Shares	1,000.00	1,024.05	1.17

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
144 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
144 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
144 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2006: $47,000
Fiscal Year Ended October 31, 2005: $41,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2006: $2,347,620
Fiscal Year Ended October 31, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2006: $530,000
Fiscal Year Ended October 31, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2006: $101,300
Fiscal Year Ended October 31, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2006: $0
Fiscal Year Ended October 31, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2006: $101,300
Fiscal Year Ended October 31, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 15, 2006

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 15, 2006

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.